Exhibit 21.1

Subsidiaries of the Registrant

Name	State of Incorporation
AspireCard.com, Inc.	Delaware
Bluestem Holdings, LLC(1)	Delaware
C&S Intellectual Property Holdings Corp.	Nevada
Capacitor, LLC(2)	Nevada
Card Services, Inc.	Georgia
CAR Financial Services, Inc.	Georgia
CAR Funding, Inc.	Nevada
Card Receivables FS, Inc.	Nevada
CARDS, LLC	South Carolina
CARDS Credit Services, LLC	South Carolina
CARS Acquisition, LLC	Georgia
Cash Loan Team, LLC	Georgia
CCRT International Holdings, B.V.	Amsterdam and Netherlands
CFC, LLC	Nevada
CL Financial Services, Inc.	Georgia
CL Funding, Inc.	Nevada
CL Holdings, LLC	Georgia
CompuCredit Acquisition Corporation	Nevada
CompuCredit Acquisition Corporation II	Nevada
CompuCredit Acquisition Corporation III	Nevada
CompuCredit Acquisition Funding Corp.	Nevada
CompuCredit Acquisition Funding Corp. III	Nevada
CompuCredit Funding Corp.	Nevada
CompuCredit Funding Corp. III	Nevada
CompuCredit Intellectual Property Holdings Corp. II	Nevada
CompuCredit Intellectual Property Holdings Corp. III	Nevada
CompuCredit Reinsurance Ltd.	Turks and Caicos Islands
CompuCredit Services Corporation	Nevada
CompuCredit UK Debt Purchasers, Inc.	Nevada
Conductor, LLC	Nevada
Consumer Auto Receivables, LLC	Georgia
Consumer Direct Lending Services, LLC	Georgia
Cottonwood Acquisition, LLC	Nevada
Creditinfo Support Services India Private Limited	India
Creditlogistics, LLC	Georgia
CSC Acquisition, LLC	Nevada
CSG Funding, LLC	Delaware
CSG, LLC(3)	Delaware
Dakota Funding, LCC	Nevada
Direct Lending Services, LLC	Georgia
Direct MicroLending, LLC	Georgia
Direct MicroLoans, LLC	Georgia
DMLS Services, LLC	Georgia
Embarcadero Holdings LLC(4)	Delaware
Fingerhut Receivables, Inc.	Delaware
FMT Services, Inc.	Nevada
Fortiva, LLC	Georgia
Fortiva Financial Group, Inc.	Georgia
Fortiva Funding, Inc.	Nevada

Guardian Wire Services, LLC	Georgia
Goldenrod Funding, LLC	Nevada
Horizon Fund III, Inc	Nevada
Jefferson Capital Card Systems, LLC	Georgia
Jefferson Capital Systems, LLC	Georgia
Liberty Acquisition, Inc.	Georgia
Majestic Capital Holdings, LLC	Georgia
Noble Consumer Lending Services, LLC	Georgia
OnLine Mall, LLC(7)	Georgia
Perimeter Investment Solutions, LLC	Georgia
PML Wireless, LLC	Georgia
Purpose Funding Solutions, LLC	Georgia
Purpose Insurance, LLC	Georgia
Purpose Intellectual Property Management II, Inc.	Nevada
Purpose Solutions LLC	Georgia
Rapid City Holdings, LLC(5)	Nevada
Rushmore Acquisition, LLC	Nevada
Shared Value Investments, LLC	Georgia
Sixth Level Holdings, LLC	Georgia
Transistor Holdings, LLC(6)	Delaware
Transistor, LLC	Delaware
True Capital, LLC	Georgia
True Funding, LLC	Georgia
True Financial Services, LP	Texas
Upstar Financial, LLC	Georgia
Valued Services, LLC	Georgia
Valued Services Acquisitions Company, LLC	Georgia
Valued Services Acquisitions Company II, LLC	Georgia
Valued Services Financial Holdings, LLC(8)	Georgia
Valued Services Funding I, Inc.	Nevada
Valued Services Holdings, LLC	Georgia
Valued Services Intellectual Property Funding, Inc.	Georgia
Valued Services Intellectual Property Holdings, Inc(8).	Georgia
Valued Services Intellectual Property Licensing, Inc.	Nevada
Valued Services Intellectual Property Management, Inc.	Nevada
Valued Services Intellectual Property Management, Inc. II	Nevada
Valued Services Investments, LLC	Georgia
Valued Services Joint Venture, LLC	Georgia
Valued Services Management, LLC	Georgia
Valued Services UK Limited(9)	United Kingdom
Valued Services of Alabama, LLC	Georgia
Valued Services of Anozira, LLC	Georgia
Valued Services of Arkansas, LLC	Georgia
Valued Services of California, LLC	Georgia
Valued Services of Colorado, LLC	Georgia
Valued Services of Florida, LLC	Georgia
Valued Services of Georgia, LLC	Georgia
Valued Services of Kansas, LLC	Georgia
Valued Services of Kentucky, LLC	Georgia
Valued Services of Louisiana, LLC	Georgia
Valued Services of Michigan, LLC	Georgia
Valued Services of Mississippi, LLC	Georgia
Valued Services of Missouri, LLC	Georgia
Valued Services of Nevada, LLC	Georgia

Valued Services of New Mexico, LLC	Georgia
Valued Services of North Carolina, LLC	Georgia
Valued Services of Ohio, LLC	Georgia
Valued Services of Oklahoma, LLC	Georgia
Valued Services of Oregon, LLC	Georgia
Valued Services of South Carolina, LLC	Georgia
Valued Services of Tennessee, LLC	Georgia
Valued Services of Texas, LLC	Georgia
Valued Services of Texas, LP	Texas
Valued Services of Utah, LLC	Georgia
Valued Services of Virginia, LLC	Georgia
Valued Services of Washington DC, LLC	Georgia
Valued Services of Washington, LLC	Georgia
Valued Services of West Virginia, LLC	Georgia
Valued Services of Wisconsin, LLC	Georgia
VS Financial of Arkansas, LLC	Georgia
VS Financial Services, LLC	Georgia
VS of Arkansas, LLC	Georgia
VS of Florida, LLC	Georgia
VS of North Carolina, LLC	Georgia
VS of West Virginia, LLC	Georgia
VS of North Carolina II, LLC	Georgia
Valued Services VFS, LLC	Georgia

(1)	The Company owns a 75.1% interest in Bluestem Holdings, LLC.

(2)	The Company owns a 33.3% interest in Capacitor, LLC.

(3)	The Company owns a 61.25% interest in CSG, LLC.

(4)	The Company owns a 62.5% interest in Embarcadero Holdings, LLC.

(5)	The Company owns a 47.5% interest in Rapid City Holdings, LLC.

(6)	The Company owns a 33.3% interest in Transistor Holdings, LLC.

(7)	The Company owns a 33.3% interest in Online Mall, LLC.

(8)	The Company owns a 94.9% interest in both, Valued Services Financial Holdings, LLC and Valued Services Intellectual Property Holdings, Inc.

(9)	The Company owns a 91.4% interest in Valued Services UK Limited.